UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2009

Deluxe Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. N., Shoreview, Minnesota		55126
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-483-7111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 9, 2009, the Board of Directors of Deluxe Corporation (the "Company") amended the Company’s 2008 Annual Incentive Plan and 2008 Stock Incentive Plan (previously filed and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 [the "2008 Form 10-K"] as Exhibits 10.1 and 10.2, respectively), to allow for the recoupment of awards granted to certain officers under those plans in the event the Company is required to restate its financial statements as a result of any misconduct by such officers. These amendments implement what is commonly referred to as a "clawback policy," and apply to awards relating to performance periods commencing on or after January 1, 2010 to any participant in the plans who is an officer subject to Section 16 of the Securities Exchange Act of 1934 ("Section 16 Officer"). The amendments give the Compensation Committee of the Board of Directors (the "Committee") authority to recover from the Section 16 Officer, or reduce or offset against future awards, any amount determined to be an Excess Award, with "Excess Award" generally defined as an award (or portion thereof) attributable to financial results that are subject to a restatement filed with the Securities and Exchange Commission within twelve months after the end of the performance period for which a Section 16 Officer received an award, to the extent that the Committee determines that the Section 16 Officer engaged in misconduct that was a significant contributing factor to such restatement.

In addition, the Committee approved an amendment to the Company’s Deferred Compensation Plan (2008 Restatement) (filed as Exhibit 10.5 to the 2008 Form 10-K) to permit recoupment from the deferral account of a Section 16 Officer of an amount not to exceed the portion of any Excess Award not otherwise repaid by the Section 16 Officer.

This summary of amendments to the 2008 Annual Incentive Plan, 2008 Stock Incentive Plan and Deferred Compensation Plan is qualified by reference to the various plan amendments, which are filed herewith in their entirety as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to the Deluxe Corporation 2008 Annual Incentive Plan

10.2 First Amendment to the Deluxe Corporation 2008 Stock Incentive Plan

10.3 First Amendment to the Deluxe Corporation Deferred Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deluxe Corporation

December 11, 2009	By:	Anthony C. Scarfone

Name: Anthony C. Scarfone
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Deluxe Corporation 2008 Annual Incentive Plan
10.2	First Amendment to the Deluxe Corporation 2008 Stock Incentive Plan
10.3	First Amendment to the Deluxe Corporation Deferred Compensation Plan